                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                             PLAN SUPPORT AGREEMENT

     FIRST AMENDMENT, dated as of August   , 2003 (the "Amendment"), to that
                                         --
certain Plan Support Agreement, dated as of August 8, 2003 (together with exhibits, annexes and attachments thereto, the "PSA") by and among (i) DDi Corp. ("DDi"), DDi Intermediate Holdings Corp. ("DDi Intermediate"), DDi Capital Corp. ("DDi Capital"), Dynamic Details, Incorporated ("Details"), Dynamic Details, Incorporated, Silicon Valley ("DDISV") and their respective subsidiaries and affiliates (collectively, the "Company Group"), (ii) the 5 1/4% Subordinated Noteholders (as defined below) signatory hereto (the "Consenting 5 1/4% Subordinated Noteholders") and (iii) the 6 1/4% Subordinated Noteholders (as defined below) signatory hereto (the "Consenting 6 1/4% Subordinated Noteholders" and together with the Consenting 5 1/4% Subordinated Noteholders, the "Consenting Subordinated Noteholders"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the PSA.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the PSA, the Consenting Subordinated Noteholders have agreed to implement a restructuring and reorganization of the Company Group pursuant to the Restructuring Terms as set forth on the Term Sheet;

     WHEREAS, the Company Group has requested that the Consenting Subordinated Noteholders holding at least one-half (1/2) in aggregate principal amount of the debt held by Consenting Subordinated Noteholders (the "Required Subordinated Noteholders") enter into this Amendment on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Amendment to the Preliminary Statements. The Preliminary Statements are hereby amended as follows:

     (i)  by inserting the following new Section (D) immediately after Section
          (C):

          "D. Pursuant to that certain Senior Discount Noteholder Plan Support
          Agreement, dated as of August   , 2003 (the "SDPSA"), the holders of
                                        --
          sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of the 12 1/2% Senior Discount Notes due 2007 (the "Senior Discount Notes") issued by DDi Capital under that certain Indenture, dated as of November 18, 1997 between DDi Capital, as issuer, and The State Street Bank and Trust Company (n/k/a U.S. Bank, N.A.), as trustee (the "12 1/2 Trustee"), as supplemented by the supplemental indenture dated as of February 10, 1998 between DDi Capital and the 12 1/2 Trustee (the "Consenting Senior Discount Noteholders") have consented to, inter alia, the Restructuring Terms subject to certain terms and conditions outlined in the SDPSA.";

     (ii) by re-lettering each of the Sections immediately succeeding new Section (D) in proper alphabetical order; and

     (iii) by adding the terms "the Consenting Senior Discount Noteholders," immediately after each occurrence of the terms "the Consenting Lenders," in new Sections E and F.

          2. Amendment to Section 5. Section 5 is hereby amended by deleting the word "or" at the end of subsection (xvi) thereof, deleting the period at the end of subsection (xvii) thereof and replacing it with "; or" and adding the following new subsection (xviii):

          "(xviii) the occurrence of a Termination Event (as defined in the SDPSA), which shall not have been waived by the Required Senior Discount Noteholders."

          3. Amendment to Exhibit A. Exhibit A to the PSA is hereby amended by deleting Schedule E and replacing it with the new Schedule E annexed hereto as Exhibit A.

          4. Reservation of Rights. Each member of the Company Group jointly and severally acknowledges and agrees that, (a) the Consenting Subordinated Noteholders shall preserve all rights, remedies, power or privileges set forth in the PSA and under applicable law and (b) nothing contained herein shall in any way limit or otherwise prejudice, and the Consenting Subordinated Noteholders have reserved their right to invoke fully, any right, remedy, power or privilege which the Consenting Subordinated Noteholders may not have or may have in the future under or in connection with the PSA and applicable law, or diminish any of the obligations of any member of the Company Group contained in the PSA. The rights, remedies, powers and privileges of the Consenting Subordinated Noteholders provided under this Amendment and the PSA are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          5. No Change. Except as expressly provided herein, no term or provision of the PSA shall be amended, waived, modified, consented to or supplemented, and each term and provision of the PSA shall remain in full force and effect.

          6. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

          (i) counterparts hereof duly executed by each member of the Company Group and the Required Subordinated Noteholders; and

          (ii) counterpart signatures to the Senior Discount Noteholder Plan Support Agreement (the "SDPSA"), in the form annexed hereto, shall have been executed and delivered, with a copy to the Administrative Agent and the Ad Hoc Committee, prior to the Petition Date by (a) each member of the Company Group and (b) each Consenting Senior Discount Noteholder (as defined in the SDPSA)

The execution and delivery of this Amendment shall be binding upon each of the Consenting Subordinated Noteholders' successors and assigns.

          7. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   DDi CAPITAL CORP.


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO


                                   DYNAMIC DETAILS, INCORPORATED


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO


                                   DYNAMIC DETAILS, INCORPORATED, SILICON
                                   VALLEY


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO


                                   DYNAMIC DETAILS, INCORPORATED, VIRGINIA


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO


                                   DYNAMIC DETAILS TEXAS, L.P.


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO


                                   DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO


                                   By: DDi-TEXAS INTERMEDIATE HOLDINGS,L.L.C.


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO


                                   By: DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO

                                   By: DYNAMIC DETAILS INCORPORATED, COLORADO
                                       SPRINGS


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO


                                   By: DYNAMIC DETAILS INCORPORATED, TEXAS


                                   By: /s/ JOHN STUMPF
                                       -----------------------------------------
                                       Title: CFO

                                   ARGENT, as a 6.25%
                                   Subordinated Noteholder


                                   By: /s/ NATE BROWN
                                       -----------------------------------------
                                       Name: Nate Brown
                                       Title: Illegible

[Signature Page to First Amendment to Plan Support Agreement]

                                  PROVIDENCE CAPITAL, LLC,
                                  ON BEHALF OF AQUITANIA PARTNERS, LP;
                                  MAURETANIA PARTNERS, LP;
                                  AND RAM CSA LIMITED
                                  as a 5 1/4% Subordinated Noteholder

                                  By: /s/ JOHN C. KOPCHIK
                                      ------------------------------------------
                                      Name: John C. Kopchik
                                      Title: PRESIDENT, PROVIDENCE CAPITAL, LLC

[Signature Page to First Amendment to Plan Support Agreement]

                                  PROVIDENCE CAPITAL
                                  ON BEHALF OF
                                  MAURETANIA PARTNERS, LP, as a 6.25%
                                  Subordinated Noteholder


                                  By: /s/ JOHN C. KOPCHIK
                                      ------------------------------------------
                                      Name: John C. Kopchik
                                      Title: PRESIDENT, PROVIDENCE CAPITAL, LLC

[Signature Page to First Amendment to Plan Support Agreement]

                                   Tablerock Fund Management, as a 5 1/4%
                                   Subordinated Noteholder


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name: Illegible
                                       Title: Member, Authorized Signatory

[Signature Page to First Amendment to Plan Support Agreement]

                                   Tablerock Fund Management, as a 5 1/4%
                                   Subordinated Noteholder


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name: Illegible
                                       Title: Member, Authorized Signatory

[Signature Page to First Amendment to Plan Support Agreement]

                                   [ILLEGIBLE], as a 5.25%
                                   Subordinated Noteholder


                                   By: /s/ DAVID K. SHERMAN
                                       -----------------------------------------
                                       Name: David K. Sherman
                                       Title: President of [ILLEGIBLE]

[Signature Page to First Amendment to Plan Support Agreement]